Exhibit 10.59

                         OUTSOURCE FUNDING CORPORATION
                         -----------------------------

                                FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT

         This First Amendment (this "Amendment"), dated as of December 29, 1999, among (a) OUTSOURCE FUNDING CORPORATION; (b) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (c) BANKBOSTON, N.A., as agent for the Banks (the "Agent"), pursuant to that certain Revolving Credit Agreement (as amended and in effect from time to time, the "Credit Agreement"), dated as of October 1, 1999, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower has requested that the Banks and the Agent agree to amend the terms of the Credit Agreement in certain respects; and

         WHEREAS, the Banks and the Agent are willing to amend the terms of the Credit Agreement in such respects, upon the terms and subject to the conditions contained herein; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         ss.1. Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the words "December 31, 1999" appearing in the definition of "Revolving Credit Loan Maturity Date" and substituting in lieu thereof the words "January 31, 2000".

         ss.2. Confirmation of Obligations. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Loans, are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         ss.3. Release. The Borrower, on the Borrower's own behalf and on behalf of the Borrower's successors and assigns, hereby waives, releases and discharges the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and



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unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 3 shall be effective regardless of whether the conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

         ss.4. Covenants. The Borrower hereby agrees that:

         (a) the Borrower shall permit the Banks, the Agent and their advisors to have full and complete access to all information that Raymond James develops or obtains with respect to the valuation and disposition of Synadyne and the Borrower shall authorize Raymond James to deliver such information to the Banks, the Agent and their advisors, and discuss the same with them; and

         (b) the Borrower shall permit the Banks, the Agent and their advisors to engage the services of consultants in connection with the valuation of the Borrower's business, and shall permit the Agent and/or its counsel to continue to retain Nightingale & Associates, LLC ("Nightingale"). Such consultants shall, among other things, make visits to, and discuss financial and operational matters with, the Borrower and advise the Agent and the Banks as to the business, operations and financial condition of the Borrower. Such consultants shall not be limited in the frequency of visits to the facilities of the Borrower. The Borrower shall cooperate with such consultants and provide such consultants with all information reasonably requested by such consultants in connection with its engagement by the Agent and/or its counsel. The Borrower shall pay all fees and expenses of such consultants.

         ss.5. Representations and Warranties. The Borrower represents and warrants to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, (a) were true and correct in all material respects when made, and (b) except (i) as a result of changes in the ordinary course of business permitted under the Credit Agreement and (ii) to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate or other proceedings or actions, as the case may be, by the Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, and (iv)

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do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower.


         (c) Enforceability of Obligations. This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement.


         ss.6. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof (the "Effective Date") upon the satisfaction of the following conditions precedent:


         (a) receipt by the Agent of an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, the Banks and the Agent;

         (b) receipt by the Agent of evidence satisfactory to the Agent that the OI Revolving Credit Agreement termination date has been extended until January 31, 2000 from its current December 31, 1999 maturity date;

         (c) receipt by the Agent of appropriate corporate authority documentation for the Borrower, including copies (to the extent not already furnished to the Agent) of the Borrower's organizational documents, bylaws and resolutions authorizing the transactions contemplated by the Amendment;

         (d) payment by the Borrower of the legal, appraisal, consultant and out-of-pocket fees and expenses of the Agent, in each case, to the extent that invoices for the same have been presented to the Borrower; and

         (e) payment by the Borrower of all fees and expenses of Nightingale and any other consultant retained by the Agent and/or the Banks in connection with consulting services, to the extent that invoices for the same have been presented to the Borrower (in addition to any amount previously paid as a retainer to such consultant).

         ss.7. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF

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MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including without limitation, recording and filing fees, notarization fees, stamp taxes, any other tax imposed by reason of the execution and delivery of the Loan Documents, the reasonable fees and expenses of counsel to the Agent and the reasonable fees and expenses of the Agent's commercial finance examiners and commercial auditors).

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         IN WITNESS WHEREOF, each of the undersigned has duly executed this
Amendment as of the date first set forth above.


                                    OUTSOURCE FUNDING CORPORATION
                                    By: /s/ Joseph C. Wasch
                                    ---------------------------------------
                                    Name: Joseph C. Wasch
                                    Title: Vice President

                                    BANKBOSTON, N.A., individually and as Agent
                                    By: /s/ C. Christopher Smith
                                    ----------------------------------------
                                    Name: C. Christopher Smith
                                    Title: Vice President

                                    COMERICA BANK
                                    By: /s/ Martin G. Ellis
                                    ----------------------------------------
                                    Name: Martin G. Ellis
                                    Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION
                                    By: /s/ John J. McGuire
                                    ----------------------------------------
                                    Name: John J. McGuire
                                    Title: First Vice President

                                    SUNTRUST BANK, SOUTH FLORIDA,
                                    NATIONAL ASSOCIATION
                                    By: /s/ Byron P. Kurtgis
                                    ----------------------------------------
                                    Name: Byron P. Kurtgis
                                    Title: Director

                                    FLEET NATIONAL BANK
                                    By: /s/ C. Christopher Smith
                                    ----------------------------------------
                                    Name: C. Christopher Smith
                                    Title: Banking Officer